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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (earliest event reported):  December 9, 1998


                        Rocky Mountain Internet, Inc.
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            (Exact name of registrant as specified in its charter)


         Delaware                      001-12063               84-1322326
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(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)


         1099 Eighteenth Street, 30th Floor, Denver, Colorado  80202
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            (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:   (303) 672-0700
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       (Former name or former address, if changed since last report.)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

    On December 9, 1998, the Company replaced Baird, Kurtz & Dobson ("BKD") as its independent auditor with Ernst & Young, LLP ("E&Y"). BKD's reports on the Company's financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was either report modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period preceding the date of the change in independent auditor, there were no disagreements with BKD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. BKD has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that BKD agrees with the statements above. A copy of that letter is attached to this Current Report on Form 8-K as Exhibit 16.2. The decision to change independent auditor was approved by the Board of Directors of the Company.

    During the past two fiscal years and the subsequent interim period preceding the date of the change in independent auditor, the Company has not consulted E&Y regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

    16.2 Letter from Baird Kurtz & Dobson to the Securities and Exchange Commission concerning the Company's disclosure of its change in independent auditor.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by its behalf by the undersigned hereunto duly authorized.

                                       Rocky Mountain Internet, Inc.
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                                       (Registrant)


Date: December 11, 1998                By: /s/ Peter J. Kushar
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                                           Peter J. Kushar, Secretary,
                                           Treasurer, and Chief Financial
                                           Officer